Leases	12 Months Ended
Dec. 31, 2019
Leases
Leases

7.    Leases

The Company entered into operating lease agreements primarily for office premises with initial lease term up to 6.1 years. The determination of whether an arrangement is or contains a lease is made at inception by evaluating whether the arrangement conveys the right to use an identified asset and whether the Company obtains substantially all of the economic benefits from and has the ability to direct the use of the asset. Operating lease assets and liabilities are included in operating lease right-of-use assets, net, short-term operating lease liabilities and long-term operating lease liabilities on the Company's consolidated balance sheets. The Company has elected to not recognize lease assets and lease liabilities for leases with a term of twelve months or less on the condensed consolidated balance sheets.

Operating lease right-of-use assets and operating lease liabilities are recognized based on the present value of lease payments over the lease terms at the lease commencement dates. The Company uses its incremental borrowing rate in determining the present value of lease payments. The incremental borrowing rate is a hypothetical rate based on what the Company's interest rate would be if it borrowed from banks in China.

Certain lease agreements contain an option for the Company to renew a lease for a term agreed by the Company and the lessor or an option to terminate a lease earlier than the maturity dates. The Company considers these options, which may be elected at the Company's sole discretion, in determining the lease term on a lease-by-lease basis. The Company's lease agreements generally do not contain any residual value guarantees or material restrictive covenants. Certain of the Company's leases contain free or escalating rent payment terms. The Company's lease agreements generally contain lease and non-lease components. Non-lease components primarily include payments for maintenance and utilities. The Company has elected to combine payments for non-lease components with lease payments and accounted them together as a single lease component. Payments under the lease arrangements are primarily fixed. However, for arrangements accounted for as a single lease component, there may be variability in future lease payments as the amount of the non-lease components is typically revised from one period to the next. For amount of the lease components, there were no variable payments in future lease payments.

The components of lease cost (excluding the amortization expenses of land use rights) for the year ended December 31, 2019 were as follows:

Year ended
December 31, 2019
(In thousands)
Operating lease cost	$13,312
Short term lease cost	3,641
Total lease cost	$16,953

Maturities of lease liabilities under operating leases as of December 31, 2019 were as follows:

As of the end of year	(In thousands)
2020	$13,101
2021	10,899
2022	2,593
2023	88
Thereafter	—
Total future lease payments	26,681
Less: imputed interest	(1,449)
Total lease liabilities	$25,232

As of December 31, 2019, operating leases recognized in lease liabilities have average remaining lease terms of 2.3 years and weighted-average discount rate of 5%. As of December 31, 2019, the lease that has been entered into contracts but not yet commenced amounted to $0.1 million.